UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2013

ARC LOGISTICS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-36168	36-4767846
(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 19th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 993-1290

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 18, 2013, Arc Logistics Partners LP, a Delaware limited partnership (the “Partnership”) issued a press release announcing the financial results of its predecessor for the quarter ended September 30, 2013. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 2.02 (including the press release attached as Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Arc Logistics Partners LP issued December 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC LOGISTICS PARTNERS LP

	By:	ARC LOGISTICS GP LLC, its General Partner

Date: December 18, 2013	By:	/s/ BRADLEY K. OSWALD
Bradley K. Oswald
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Arc Logistics Partners LP issued December 18, 2013.

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